FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2004

MEDTOX SCIENTIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-11394	95-3863205
(Commission File Number)	(IRS Employer Identification No.)

402 West County Road D
St. Paul, Minnesota	55112
(Address of principal executive offices)	(Zip Code)

(651) 636-7466 (Registrant’s telephone number, including area code)

Item 9.      Regulation FD Disclosure

        On February 2, 2004, Harry Alcorn, Jr., Pharm.D., resigned from the Company's Board of Directors.   Dr. Alcorn cited his current work load as limiting his ability to contribute as a Director of the Company.   Dr. Alcorn wished the Company well.

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTOX Scientific, Inc.

Date: February 2, 2004	By: /s/ Richard J. Braun
Name: Richard J. Braun
Title: Chief Executive Officer

3